Exhibit 23.5

Founded  1995  CONSENT  OF  NATIONALLY  RECOGNIZED  STATISTICAL  RATINGS ORGANIZATION We  hereby  consent  to  the  use  of  our  rating  regarding  4771  78th  Avenue,  LLC, and  14120  Palm  Street,  LLC,  Florida  limited  liability  companies,  this  Registration Statement  on  Form  S-1 (No. 333-219895)  and  of  our  Firm  under  the  caption Ratings  in  such  Registration  Statement  of  Korth  Direct  Mortgage  LLC.  /s/ Saul  Grossel Saul  Grossel,  Chief  Operating  OfficerDate Egan-Jones  Ratings  Company Station  Road  a  Haverford,  Pennsylvania  19041 ■  610.642.241ratingsdesk@egan-jones.corn